Exhibit 99.2

M © 2019 Blueprint Medicines Corporation

w e l c o m e JEFF ALBERS Chief Executive Officer

Forward-looking statements

This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "continue," "target" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. In this presentation, forward-looking statements include, without limitation, statements regarding plans and timelines for the development of avapritinib, pralsetinib, fisogatinib, and BLU-263, including the timing, design, implementation, enrollment, plans and announcement of results regarding the ongoing and planned clinical trials for the drug candidates of Blueprint Medicines Corporation (the "Company"); plans and timelines for current and future marketing applications for avapritinib and pralsetinib; plans, timelines and expectations for the review and administrative split by the Food and Drug Administration (the "FDA") of the new drug application ("NDA") for avapritinib for the treatment of adult patients with PDGFRA Exon 18 mutant GIST, regardless of prior therapy, and fourth-line GIST, including any extension of the regulatory action date for the fourth-line GIST population; plans, timelines and expectations for top-line data from the VOYAGER trial; plans and timelines for nominating additional development candidates and expectations for those development candidates to be first-in-class; the potential benefits of the Company's current and future drug candidates in treating patients; expectations regarding the Company's existing cash, cash equivalents and investments; and the Company's strategy, goals and anticipated milestones, business plans and focus. The Company has based these forward-looking statements on management's current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company's control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the delay of any current or planned clinical trials or the development of the Company's drug candidates, including avapritinib, pralsetinib, fisogatinib and BLU-263, or the licensed products, including BLU-782; the Company's advancement of multiple early-stage efforts; the Company's ability to successfully demonstrate the efficacy and safety of its drug candidates and gain approval of its drug candidates on a timely basis, if at all; the preclinical and clinical results for the Company's drug candidates, which may not support further development of such drug candidates; actions or decisions of regulatory agencies or authorities, which may affect the initiation, timing and progress of clinical trials; the FDA's intent to administratively split the proposed indications for avapritinib into two separate NDAs, which may not mean that either indication is approved; a delay in the review of the proposed indications as a result of the administrative split of the current NDA; FDA concerns regarding whether the response rate in the fourth-line GIST population was reasonably likely to predict clinical benefit in that population; there can be no assurance that the VOYAGER top-line data will be sufficient for the FDA's review of the proposed fourth-line indication or that there will not be a delay in the availability of VOYAGER top-line data; the Company's ability to obtain, maintain and enforce patent and other intellectual property protection for any drug candidates it is developing; the Company's ability to develop and commercialize companion diagnostic tests for its current and future drug candidates; and the success of the Company's current and future collaborations, partnerships, and license, including its cancer immunotherapy collaboration with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. (collectively, "Roche"), its collaboration with CStone Pharmaceuticals ("CStone"), and its license agreement with Clementia Pharmaceuticals Inc. ("Clementia").

These and other risks and uncertainties are described in greater detail under "Risk Factors" in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Company's most recent Quarterly Report on Form 10-Q and any other filings the Company has made or may make with the SEC in the future. The Company cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that the Company's expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of November 5, 2019, and except as required by law, the Company undertakes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise.

This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the Company's future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk.

blueprint MEDICINES | R&D DAY 2019 3

Our core mission and foundational principles Blueprint Medicines aims to deliver on the promise of precision medicine to improve and extend the lives of patients with cancer and rare diseases. HIGHLY SELECTIVE INHIBITORS PATIENT SELECTION ADAPTIVE ABILITY 4

Our core mission and foundational principles Blueprint Medicines aims to deliver on the promise of precision medicine to improve and extend the lives of patients with cancer and rare diseases. TRANSFORMATIVE BENEFIT Life-changing outcomes for patients URGENCY EFFICIENCY Expedited development and regulatory pathways Increased probability of success 5

Principles in action: expedited development of avapritinib and pralsetinib

AVAPRITINIB

PDGFRA D842V+ GIST[1]


25
0
-25
-50
-75
-100

Breakthrough therapy designation[2]

~4 years

from IND to initial NDA submission

PRALSETINIB

RET+ NSCLC[3]


40
20
0
-20
-40
-60
-80
-100

Breakthrough therapy designation[4]

~3 years

from IND to planned initial NDA submission

1. Data presented at ASCO 2019 Annual Meeting on June 1, 2019. Data cutoff date: November 16, 2018. 2. Avapritinib granted Breakthrough Therapy Designation for the treatment of patients with unresectable or metastatic GIST harboring the PDGFRA D842V mutation. 3. Data presented at ASCO Annual Meeting in June 2019. Includes NSCLC patients treated at the recommended Phase 2 dose of 400 mg QD and enrolled as of November 14, 2018 with follow-up through a data cutoff date of April 28, 2019. 4. Pralsetinib granted Breakthrough Therapy Designation for the treatment of patients with RET-fusion positive NSCLC that has progressed following platinum-based chemotherapy and for the treatment of patients with RET mutation-positive MTC that requires systemic treatment and for which there are no acceptable alternative treatments.

blueprint MEDICINES | R&D DAY 2019

6

The rapid evolution of Blueprint Medicines

IMAGINING A NEW PLATFORM	BUILDING THE PIPELINE	REALIZING THE VISION
2011 – 2014	2015 – 2019	2020 – FUTURE

HIGHLY SELECTIVE KINASE MEDICINE DISCOVERY PLATFORM


avapritinib

RAPID CLINICAL PROOF-OF-CONCEPT ACROSS MULTIPLE PROGRAMS



Avapritinib in advanced systemic mastocytosis: change in serum tryptase[1]

- Integrated commercialization
- Indication expansion
- Therapeutic area leadership
- Innovative kinase biology

Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. 1 Data presented at the European Hematology Association Annual Meeting in June 2019. Data cutoff date: January 2, 2019.

blueprint MEDICINES | R&D DAY 2019
7

Our focus today: three key themes

IMAGINING A NEW PLATFORM	BUILDING THE PIPELINE	REALIZING THE VISION
2011 – 2014	2015 – 2019	2020 – FUTURE

HIGHLY SELECTIVE KINASE MEDICINE DISCOVERY PLATFORM


avapritinib

RAPID CLINICAL PROOF-OF-CONCEPT ACROSS MULTIPLE PROGRAMS



Avapritinib in advanced systemic mastocytosis: change in serum tryptase[1]

- Integrated commercialization
- Indication expansion
- Therapeutic area leadership
- Innovative kinase biology

Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. 1 Data presented at the European Hematology Association Annual Meeting in June 2019. Data cutoff date: January 2, 2019.

blueprint MEDICINES | R&D DAY 2019
8

INDICATION EXPANSION

We aim to make transformative precision therapies and expand their application to additional patient populations over time


Target single driver
1
Selective and potent inhibitor
Expand to new populations
2
Fast expansion on early POC
Address disease heterogeneity
3
Patient selection strategy
Address disease evolution
4
Combination and sequential treatment approaches
Change the paradigm
5
Tumor agnostic treatment and preventative combinations
Discrete
Patient population
Expanded

blueprint MEDICINES | R&D DAY 2019 9

We aim to make transformative precision therapies and expand their application to additional patient populations over time INDIC ATION EX PANSION A next-generation KIT inhibitor for mast cell disorders 10

With a cornerstone precision therapy we can rapidly reinvest insights and realize efficiencies THERAPEUTIC AREA LEADERSHIP Next-generation inhibitors Combination strategies Enhanced patient selection CLINICAL AND COMMERCIAL SCALE TRANSL ATIONAL INSIGHTS 11

With a cornerstone precision therapy we can rapidly reinvest insights and realize efficiencies THERAPEUTIC AREA LEADERSHIP for treatment-resistant non-small cell lung cancer 12

INNOVATION

Our scientific platform enables us to explore new kinase biology, representing even larger opportunities to impact patient care

GENETIC DRIVERS

IMMUNOKINASES

NOVEL BIOLOGY



Human kinome

Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content.

blueprint MEDICINES | R&D DAY 2019 13

Our scientific platform enables us to e!plore ne kinase biolog", iNNO VATiON representing even larger opportunities to impact patient care immunokinase inhibitor 14 MAP4K1 is a collaboration target under the cancer immunotherap" collaboration ith Roche

		DISCOVERY	EARLY-STAGE DEVELOPMENT	LATE-STAGE DEVELOPMENT	REGULATORY SUBMISSION	APPROVED
Avapritinib (KIT & PDGFRA)	PDGFRA GIST[1,2]				NDA / MAA	
	4L GIST[1,2]				NDA / MAA	
	3L GIST[1,2]				NDA	
	2L GIST[1,2]					
	Advanced SM[2]				NDA	
	Indolent SM[2]					
Pralsetinib, formerly BLU-667 (RET)	2L RET+ NSCLC[1,2]				NDA	
	1L RET+ NSCLC[1,2]					
	EGFR+ NSCLC (+osimertinib)[1,2]					
	2L MTC[1,2]				NDA	
	Other RET-altered solid tumors[1,2]					
Fisogatinib, formerly BLU-554 (FGFR4)	Advanced HCC[2]					
	Advanced HCC (+CS-1001)[2]					
BLU-263 (KIT)	Indolent SM					
BLU-782 (ALK2)	FOP[3]					
(EGFR+ C797S double mutant)	EGFR+ NSCLC[1]					
(EGFR+ T790M/C797S triple mutant)	EGFR+ NSCLC[1]					
(2 undisclosed targets)						
(MAP4K1)[4]						
(3 undisclosed immunokinase targets)[4]						

ongoing or completed — planned

1. Unresectable or metastatic disease. 2. CStone Pharmaceuticals has exclusive rights to develop and commercialize avapritinib, pralsetinib and fisogatinib in Mainland China, Hong Kong, Macau and Taiwan. Blueprint Medicines retains all rights in the rest of the world. 3. Clementia Pharmaceuticals has exclusive, worldwide rights to develop and commercialize BLU-782. 4. In collaboration with Roche. Blueprint Medicines has U.S. commercial rights for up to two programs. Roche has worldwide commercialization rights for up to two programs and ex-U.S. commercialization rights for up to two programs.
1L, first-line; 2L, second-line; 3L, third-line; 4L, fourth-line; FOP, fibrodysplasia ossificans progressiva; GIST, gastrointestinal stromal tumors; HCC, hepatocellular carcinoma; MTC, medullary thyroid cancer; NSCLC, non-small cell lung cancer.

blueprint MEDICINES R&D DAY 2019 15

Submitted and planned New Drug Applications in 2020


Q1 2020*
Q2 2020
Q3 2020
Q4 2020
GIST
PDGFRA EXON 18 GIST
PDUFA date: Feb 14, 2020
4L GIST
PDUFA date: Feb 14, 2020
3L GIST
submitted
planned

* Assumes administrative split by FDA into two separate NDAs for proposed indications under initial NDA submitted for avapritinib in GIST and extension of up to 3 months for the PDUFA date for the 4L indication. PDUFA, Prescription Drug User Fee Act

blueprint medicines | R&D DAY 2019
16

Submitted and planned New Drug Applications in 2020



Q1 2020*
Q2 2020
Q3 2020
Q4 2020
GIST
PDGFRA EXON 18 GIST
PDUFA date: Feb 14, 2020
4L GIST
PDUFA date: Feb 14, 2020
3L GIST
SM
ADVANCED SM
submitted
planned

* Assumes administrative split by FDA into two separate NDAs for proposed indications under initial NDA submitted for avapritinib in GIST and extension of up to 3 months for the PDUFA date for the 4L indication. PDUFA, Prescription Drug User Fee Act

blueprint MEDICINES | R&D DAY 2019
17

Submitted and planned New Drug Applications in 2020


Q1 2020*
Q2 2020
Q3 2020
Q4 2020
GIST
PDGFRA EXON 18 GIST
PDUFA date: Feb 14, 2020
4L GIST
PDUFA date: Feb 14, 2020
3L GIST
SM
ADVANCED SM
RET
2L NSCLC
2L MTC
submitted
planned

* Assumes administrative split by FDA into two separate NDAs for proposed indications under initial NDA submitted for avapritinib in GIST and extension of up to 3 months for the PDUFA date for the 4L indication. PDUFA, Prescription Drug User Fee Act

blueprint MEDICINES | R&D DAY 2019
18

R&D Day agenda

Welcome and company vision	**Jeff Albers,** Chief Executive Officer
Solving patient needs in systemic mastocytosis	**Cem Akin, MD, PhD,** Professor of Medicine, University of Michigan **Andy Boral, MD, PhD,** Chief Medical Officer **Christina Rossi,** Chief Commercial Officer
Q&A – Part 1	
BREAK	
A prolific platform for precision medicine	**Marion Dorsch, PhD,** Chief Scientific Officer
Addressing tumor evolution in lung cancer	**Tim Guzi, PhD,** Senior Vice President, Chemistry
Cancer immunotherapy: a new frontier	**Klaus Hoeflich, PhD,** Vice President, Biology
Q&A – Part 2	
Closing remarks	**Jeff Albers,** Chief Executive Officer

blueprint medicines | R&D DAY 2019
19

[LOGO]

Addressing patient needs in systemic mastocytosis Cern Akin, M.D., Ph.D. Professor of Medicine, University of Michigan Andy Boral, M.D., Ph.D. Chief Medical Officer Christy Rossi Chief Commercial Officer J D v ng w th SM

Systemic mastocytosis is one disease with a common genetic driver KIT D816V mutation frequency AD VANCED SYSTEMIC MASTO CYTO SIS -95% of patients INDOLENT SYSTEMIC MASTO CYTO SIS 22

Overview of indolent systemic mastocytosis CEM AKIN, MD, PhD Professor of Medicine, University of Michigan

Disclosures

- Cem Akin, MD, PhD
- Investigator: Blueprint Medicines' ongoing Phase 2 PIONEER trial in indolent systemic mastocytosis
- Consultant: Blueprint Medicines, Novartis
- Avapritinib is an investigational agent being developed by Blueprint Medicines and has not been approved by the Food and Drug Administration or any other health authority for use in the United States or any other jurisdiction for any indication

24

Patient 1 – Indolent SM

- 45-year-old female
- Had onset of skin lesions at age 7
- Diagnosed at age 14 by a skin biopsy
- Initially only symptoms were skin lesions and exercise induced wheezing
- 29 years: Nausea, diarrhea, increased itching, flushing, bone pain
- Passed out twice, blood pressure was undetectable
- 30 years: Bone marrow biopsy: 20% infiltration with mast cells. Tryptase 76 ng/ml
- Symptoms progressed over the next 10 years, reacting to scents, perfumes, increasing bone pain, flushing, lightheadedness, fatigue
- Ultraviolet therapy unable to control skin symptoms
- Started saline infusions (one liter) every other week, had a port placed.
- Progressive loss of quality of life

25

Patient 1 – Indolent SM

- Medications:
  - Cetirizine 10 mg daily
  - Fexofenadine 180 mg daily
  - Montelukast 10 mg daily
  - Benadryl every 4-6 hours
  - Hydroxyzine as needed
  - Diclofenac as needed
  - EpiPen as needed
  - Omalizumab once monthly injection
  - Omeprazole daily
  - Zofran daily
  - Ranitidine 300 mg daily
  - Entecort 6 mg daily
  - Topamax
  - Saline infusions

26

Patient 2 – Indolent SM

- 51-year-old male
- Skin lesions as a teenager
- Diagnosed at age 31 by skin biopsy
- Tryptase was 15, and no bone marrow biopsy was performed initially
- Age 47: Developed life-threatening symptoms
  - Episodes of abdominal cramping, flushing, shortness of breath, chest pain and decrease in consciousness
  - Cardiac catheterization 20% occlusion
- Age 49: Daily episodes, bone marrow biopsy: 3 minor criteria for SM; prescribed EpiPen, fexofenadine, levocetirizine, montelukast, ranitidine, cromolyn
- Initiated prednisone 10 mg daily and initiated omalizumab preapproval but denied
- 3 days later, had a hypotensive event and had a myocardial infarction, cardiac arrest, requiring resuscitation. Tryptase was 178 during event.
- Started omalizumab and midostaurin with control of life threatening attacks but continuation of fatigue, skin symptoms and diarrhea
- Discontinued midostaurin due to nausea and vomiting

27

Urticaria pigmentosa in a patient with indolent SM 28 Patient permission granted for use of photos.

Healthy mast cells play a key role in the immune-inflammatory response Healthy mast cells ALLERGENS, TOXINS, HEAT Transient activation Release mediators 29 STIMULUS MAST CELL MORPHOLOGY MAST CELL ACTIVITY

In nearly all SM patients, KIT D816V aberrantly activates mast cells



STIMULUS
MAST CELL MORPHOLOGY
MAST CELL ACTIVITY
ALLERGENS, TOXINS, HEAT
Healthy mast cells
Release mediators
Transient activation
KIT D816V
Spindle-shaped mast cells
Release mediators
Aberrant activation
Proliferation & accumulation
Organ infiltration

30

[LOGO]

Systemic mastocytosis diagnostic criteria[1]


ALL SYSTEMIC MASTOCYTOSIS
Multifocal dense mast cell infiltrates in bone marrow
Spindle-shaped mast cell morphology
CD25 expression in bone marrow
KIT D816 mutation
Elevated serum tryptase
Clinical finding indicative of organ damage
+/- other hematologic disorder
ADVANCED ONLY

1 Valent, et al. Blood, 2016.

32

Nearly all patients with SM experience diagnostic delay

COMMONLY CONSULTED SPECIALISTS

Allergist-immunologist
Anaphylaxis and allergy symptoms

Gastroenterologist
Gastrointestinal distress

Dermatologist
Skin rash

Hematologist-oncologist
Abnormal blood counts or bone imaging

6
YEARS
from symptom onset to diagnosis (median)[1]

3
SPECIALIST VISITS
prior to diagnosis (median)[1]

1 Mast Cell Connect registry data on file. Enrollment initiated December 1, 2015. Data cutoff date: August 20, 2019.

33

Indolent SM patients report high symptom burden

Frequency of moderate to severe symptoms within last year, despite best available therapy

	ISM (n=109)	AdvSM (n=15)
Systemic symptoms		
Fatigue/tiredness *	75%	87%
Pain (not abdominal)	55%	60%
Headache	45%	40%
Sweating	34%	47%
Swelling	32%	40%
Anaphylaxis	35%	40%
Difficulty breathing	29%	47%

	ISM (n=109)	AdvSM (n=15)
Gastrointestinal symptoms		
Abdominal pain	50%	60%
Bloating	51%	60%
Diarrhea	39%	53%
Nausea	39%	73%
Flatulence	29%	40%
Vomiting	15%	60%
Skin symptoms		
Itching	52%	47%
Flushing	49%	40%
Skin changes	49%	40%

Mast Cell Connect registry data on file. Enrollment initiated December 1, 2015. Data cutoff date: August 20, 2019.

34

Psychosocial impact of disease symptoms is often severe

>60% of patients with systemic mastocytosis and other mast cell disorders (n=420) reported their ability to cope was moderately to extremely affected, despite best available therapy



Anaphylactic episodes
15.3%
12.9%
23.0%
Fear/anxiety
11.6%
26.1%
35.6%
Inability to work/participate
27.7%
21.4%
24.3%
Fatigue
30.3%
32.7%
22.2%
Unpredictability
43.5%
27.4%
16.9%
Gastrointestinal complaints
30.9%
34.6%
20.1%
Pain
19.0%
33.5%
25.9%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
Extreme
Moderate
A little

S. Jennings, N. Russell, B. Jennings, V. Slee, L. Sterling, M. Castells, *et al.* The Mastocytosis Society survey on mast cell disorders: patient experiences and perceptions; J Allergy Clin Immunol Pract, 2 (2014), pp. 70-76.

35

Patients with indolent SM have significant polypharmacy burden

Drug Class	% of patients that have received this type of treatment
H1 Antihistamines	98%
H2 Antihistamines	93%
Cromolyn Sodium	66%
Leukotreine Inhibitors	62%
Corticosteroids	55%
Epinephrine	48%
Proton Pump Inhibitors	46%
Anti-IgE	18%
Cytoreductive Agents	15%

N=103

~75% of ISM patients have taken ≥4 classes of drugs to manage their disease



# of drug classes
2
5%
3
18%
4
20%
5
8%
6
20%
7
13%
8+
14%
1
2
3
4
5
6
7
8+

Indolent Systemic Mastocytosis Symptom Assessment Form (ISM-SAF) Observational Study July 2018. Data cutoff: March 2018.

36

Target profile for a disease-modifying therapy for systemic mastocytosis Reduces mast cell burden and systemic symptoms Reduces polypharmacy burden Targets the K T D816V driver mutation 37

Avapritinib for indolent systemic mastocytosis ANDY BORAL, MD, PhD Chief Medical Officer

Systemic mastocytosis represents the largest opportunity for avapritinib


KIT D816V
LATE CLINICAL DEVELOPMENT
U.S. REGULATORY SUBMISSION PLANS
ADVANCED SM
Q1 2020
INDOLENT SM

Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content.

blueprint MEDICINES | R&D DAY 2019 39

Avapritinib was specifically designed to inhibit KIT D816V


avapritinib
Gleevec® (imatinib)
masitinib
Rydapt® (midostaurin)
ripretinib
Binding to KIT
Binding to other kinases (size is proportional to binding)

KIT D816V biochemical IC_{50}				
avapritinib*	imatinib*	masitinib#	midostaurin*	ripretinib#
0.27 nM	8150 nM	>1000 nM	2.9 nM	2.6 nM

Biochemical binding by DiscoverRX at 3uM

*Evans EK et al. Sci Transl Med. 2017;9(414). #Blueprint Medicines internal data on file. Kinome illustrations reproduced courtesy of Cell Signaling Technology, Inc. (CSTI) (www.cellsignal.com). Blueprint Medicines is not responsible for the content of the CSTI site. The trademarks appearing in this presentation are the property of their respective owners.

blueprint MEDICINES | R&D DAY 2019 40

EXPLORER data showed profound clinical activity in patients with advanced SM

BEST RESPONSE
PER IWG-MRT-ECNM CRITERIA[1]
ALL DOSES (N=39)

BREAKTHROUGH THERAPY DESIGNATION[2]

Plan to submit NDA for avapritinib for advanced SM in Q1 2020, based on combined data from EXPLORER and PATHFINDER trials

77% Confirmed ORR

74% 12-month DOR rate

SAFETY (n=69)

- Avapritinib was generally well-tolerated
- Most adverse events reported by investigators were Grade 1 or 2
- 66% of patients had Grade 3 and 4 treatment-related AEs
- Cytopenias were the most common Grade 3 and 4 treatment-related AE
- Across all doses, 4% of patients discontinued treatment due to treatment-related AEs

1 Data presented at the European Hematology Association Annual Meeting in June 2019. Data cutoff date: January 2, 2019.
2 Avapritinib granted Breakthrough Therapy Designation for the treatment of advanced SM, including the subtypes of aggressive SM, SM with an associated hematologic neoplasm and mast cell leukemia. ORR, overall response rate; DOR, duration of response; AE, adverse event.

blueprint medicines | R&D DAY 2019 41

Disease spectrum across s"stemic mastoc"tosis and other mast cell disorders Life-threatening impact Requirement for high treatment intensit" Requirement for long-term therap" 42 Debilitating s"mptoms Mast cell disorders Mast cell activation s"ndrome Hereditar" alpha tr"ptasemia Severe mast cell mediated asthma Severe anaph"la!is ndolent SM ndolent SM Smoldering SM Advanced SM Aggressive SM SM ith an associated hematologic neoplasm Mast cell leukemia

Comprehensive systemic mastocytosis clinical trial program Advanced SM Phase 1 dose-escalation trial with open-label expansion Advanced SM Phase 2 single-arm trial 43

Indolent SM patients enrolled in EXPLORER trial had deep reductions on objective measures of mast cell burden



Serum tryptase
Marrow mast cells
Spleen volume
Marrow KIT D816V
Best Change from Baseline (%)
0
-20
-40
-60
-80
-100
n=15
-50%
n=13
-35%
n=15
-50%
n=10

blueprint MEDICINES | R&D DAY 2019
Data presented at the European Hematology Association Annual Meeting in June 2019. Data cutoff date: January 2, 2019.
44

EXPLORER data show ISM and SSM patients with long durations of therapy at low doses

- 14 of 15 (93%) remain on treatment up to nearly 3 years (cycle 36)
- Current average dose is 126 mg with 73% now treated at 100 mg QD



ISM
SSM
C1
C3
C7
C11
C18
C24
C30
C36
cycles of treatment

blueprint MEDICINES | R&D DAY 2019

New analysis from EXPLORER trial. Data cutoff date: January 2, 2019.
ISM, indolent SM; QD, once daily; SSM, smoldering SM.

45

E# LO!E! '$5$ 4+18(' 3('6&5,10 ,0 21.:2+$3/$&: %63'(0 Polypharmacy Burden in Indolent SM2 D36* &.$44% 1) 2$5,(054 5+$5 +$7( 3(&(,7(' 5+,4 5:2(1) 53($5/(05 Advanced SM +$4( 1 '14(-(4&$.$5,10 53,$. 8,5+ 12(0-.$%(. (92$04,10 H1 A05,+,45,/,0(4 H2 A05,+,45,/,0(4 C31/1.:0 "1',6/ L(6-153(,0( I0+,%,5134 Concomitant Medication Analysis1 O) 22 2$5,(054 8,5+ %$4(.,0( &135,&145(31,'4: ; ; 18/22 (80%) '(&3($4(' 5+(,3 45(31,' '14( 9/22 (41%) ',4&105,06(' 5+(,3 45(31,'4 (05,3(.: 0% 20% 40% 60% 80% 100% N=103 1 D$5$ 23(7,164.: 23(4(05(' $5 A"H A006$. M((5,0* ,0 D(&(/%(3 2018. D$5$ &651)) '$5(: "(25(/%(3 30, 2018. 2 I0'1.(05 ":45(/,& M$451&:514,4 ":/251/ A44(44/(05 F13/ (I"M-"AF) O%4(37$5,10$. "56': J6.: 2018. D$5$ &651)) '$5( M$3&+ 2018. 49 98% 93% 66% 62% C135,&145(31,'4 55% E2,0(2+3,0( 31510 6/2 I0+,%,5134 A05,-I*E C:513('6&5,7( A*(054 48% 46% 18% 15%

EXPLORER data showed significant symptom improvements on advSM-SAF



All patients (N=32)
Baseline mean TSS: 19
Total Symptom Score
Absolute Change from baseline (n=32)
BL
C2
C3
C4
C5
C6
C7
5
0
-5
-10
-15
-20
-7.8 (-41%)
from baseline
p=0.043
95% CI
n= 32 31 29 28 25 24 19



Most symptomatic by TSS (N=16)
Baseline mean TSS: 30
Total Symptom Score
Absolute Change from baseline (n=16)
BL
C2
C3
C4
C5
C6
C7
5
0
-5
-10
-15
-20
-13.8 (-46%)
from baseline
p=0.038
95% CI
n= 16 15 15 14 15 15 12

~40% MEAN REDUCTION OF SYMPTOMS FROM BASELINE TSS

blueprint MEDICINES | R&D DAY 2019

Data previously presented at ASH Annual Meeting in December 2018. Data cutoff date: September 30, 2018.
TSS, total symptom score. CI, confidence interval.

47

[LOGO]

[LOGO]

45-year-old woman with evolving systemic mastocytosis


160.6 mm

MARROW CD117 (50% MC)



COLON CD25 (>100 MCS/HPF)



2015: Indolent systemic mastocytosis

2016: Aggressive systemic mastocytosis

- ~30 pound weight loss in prior 6 months
- Stomach, duodenum, colon MC infiltration
- 5cm palpable splenomegaly
- Anemic (hemoglobin 9.9g/dL)
- Marrow MCs 50%, tryptase 562ng/mL
- Enrolled on EXPLORER study
- **SM-AHN** on central pathology review

blueprint MEDICINES | R&D DAY 2019

Case courtesy of Dr. Deepti Radia, Guys and St. Thomas Trust. Data cutoff date: January 2, 2019.

50

BONE MARROW MAST CELLS & SERUM TRYPTASE KIT D816V MUTANT ALLELE FRACTION WEIGHT SPLEEN VOLUME 51 Case courtesy of Dr. Deepti Radia, Guys and St. Thomas Trust. Data cutoff date: January 2, 2019.

COLON CD25 MARROW CD117 MRI ABDOMEN Cycle 3 Cycle 7 Cycle 3 52 Case courtesy of Dr. Deepti Radia Guys and St. Thomas Trust. Data cutoff date: January 2 2019. BASELINE ON STUDY

BASELINE 6 MONTHS 29 MONTHS Case co rtes! of Dr. Deepti Radia, G !s and St. Thomas Tr st. Data c toff date: Jan ar! 2, 2019. atient permission ranted for se of photos 53

BASELINE 6 MONTHS 29 MONTHS Case co rtes! of Dr. Deepti Radia, G !s and St. Thomas Tr st. Data c toff date: Jan ar! 2, 2019. atient permission ranted for se of photos 54

Comprehensive s stemic mastoc tosis clinical trial program Advanced SM Phase 1 dose-escalation trial with open-label expansion Advanced SM Phase 2 single-arm trial Indolent SM Phase 2 randomi!ed, double-blind, placebo-controlled trial 55

PIONEER trial designed to evaluate avapritinib in indolent SM

PIONEER

Indolent SM

Phase 2 registration-enabling randomized, placebo-controlled trial inpatients with indolent SM



PART 1
Dose-finding
PART 2
Registration-enabling
25 mg QD
50 mg QD
100 mg QD
Placebo
RP2D
R, 1:1
avapritinib
placebo
Open-label extension

- **Eligibility:** Moderate-to-severe indolent or smoldering SM
- **Key endpoints:** ISM-SAF total symptom score (primary), quantitative measures of mast cell burden, safety
- Enrollment of Part 1 is complete with 39 patients on study; no patients have discontinued due to an adverse event to date[1]
- Plan to disclose initial data from Part 1 at ASH meeting in December 2019
    - Investor event and webcast planned for Sunday, December 8

blueprint medicines | R&D DAY 2019

[1] As of November 1, 2019. R, randomized; RP2D, recommended part 2 dose; ASH meeting, American Society of Hematology Annual Meeting & Exposition

56

A comprehensive program for mast cell disorders CHRISTINA ROSSI Chief Commercial Officer

Expanded SM opportunity based on increased understanding of the disease

SYSTEMIC MASTOCYTOSIS EPIDEMIOLOGY

~75,000
prevalent patients in major markets[1]



~20,000 patients are identifiable within claims data in the United States[2]

MOST ADULTS WITH CUTANEOUS SYMPTOMS WILL SHOW SYSTEMIC DISEASE WHEN FULLY INVESTIGATED

blueprint MEDICINES | R&D DAY 2019

Major markets include US, EU5 and Japan. 1. Cohen S et al Br J Haematol (2014) 166(4):521-8 and World Bank Population estimates. 2. Blueprint Medicines analysis of claims data for mastocytosis.

58

Focused efforts designed to identify patients and reduce diagnostic delay

Tailored healthcare provider awareness

Educate on relevant signs and symptoms by specialty

Invest in **data and insights** to efficiently target

Pathology and reference lab partnerships

Initiate strategic lab partnerships to **enable solutions**

Share best practices on how to optimally suspect & diagnose

Activate patient and caregivers

Empower and educate potential undiagnosed patients with clear call to action

AIM TO ACCELERATE SYSTEMIC MASTOCYTOSIS DIAGNOSIS TIMELINES

blueprint MEDICINES | R&D DAY 2019

59

We aim to make transformative precision therapies and expand their application to additional patient populations over time INDIC ATION EX PANSION A next-generation KIT inhibitor for mast cell disorders 60

Disease spectrum across s"stemic mastoc"tosis and other mast cell disorders Life-threatening impact Requirement for high treatment intensit" Requirement for long-term therap" 61 Debilitating s"mptoms Mast cell disorders Mast cell activation s"ndrome Hereditar" alpha tr"ptasemia Severe mast cell mediated asthma Severe anaph"la!is ndolent SM ndolent SM Smoldering SM Advanced SM Aggressive SM SM ith an associated hematologic neoplasm Mast cell leukemia

BLU-263 designed to enable deep reach into the mast cell disorder spectrum

Advanced SM	Indolent SM	Mast cell disorders
Aggressive SM	Indolent SM	Mast cell activation syndrome
SM with an associated hematologic neoplasm	Smoldering SM	Hereditary alpha tryptasemia
Mast cell leukemia		Severe mast cell mediated asthma
		Severe anaphylaxis

AVAPRITINIB

BLU-263

blueprint MEDICINES | R&D DAY 2019

62

BLU-263 was rapidly progressed based on insights from avapritinib

POTENT
Sub-nanomolar potency against KIT D816V

SELECTIVE
Highly selective for KIT, with low off-target activity

CNS PROFILE
Designed to not cross blood-brain barrier

PLAN TO SUBMIT IND APPLICATION FOR INDOLENT SM TO FDA IN 1H 2020

CNS, central nervous system; IND application, investigational new drug application..

blueprint medicines | R&D DAY 2019 63

BLU-263: ",*-$))(+& -.$")(+(" ) -.,%()$ EQUIVALENT IN VIVO EFFICAC EQUIVALENT POTENC E%%(""4 (+ P815 (KIT D816Y) 01*,. *,#$) BLU-263 0.2 0.22 >10000 0.3 0.24 >10000 0.1 0.1 >10000 A2 I* -.(0(+(! 0(+(! DIFFERENTIATED SELECTIVIT AND CNS PROFILES N R 21.2 /,#(1* "' ++$) IC50 280 +M 0.40 >10 5M 0.024 0 K-,11 ',*,&$+ 0$ 64 BID, 03("$ # ()4. M$!+-*$ !.!)*%,%'%" BLU-263 KITPDGFRAKIT C(&)(-'# D816VD842VV560G/D816V IC50 (+M)IC50 (+M)IC50 (+M)

Ongoing a apritinib clinical trials AVAPRITINIB AVAPRITINIB AVAPRITINIB 65 Mast cell disorders Mast cell actiation s#ndrome Hereditar# alpha tr#ptasemia Seere mast cell mediated asthma Se ere anaph#la"is Indolent SM Indolent SM Smoldering SM Adanced SM Aggressie SM SM !ith an associated hematologic neoplasm Mast cell leukemia

Planned BLU-263 clinical trial and future potential exploration

Advanced SM	Indolent SM	Mast cell disorders
Aggressive SM SM with an associated hematologic neoplasm Mast cell leukemia	Indolent SM Smoldering SM	Mast cell activation syndrome Hereditary alpha tryptasemia Severe mast cell mediated asthma Severe anaphylaxis
AVAPRITINIB EXPLORER	AVAPRITINIB PIONEER	BLU-263 (under evaluation)
AVAPRITINIB PATHFINDER	BLU-263 (trial planned)*	

* Plan to submit IND application in 1H 2020.

blueprint MEDICINES | R&D DAY 2019

66

Q & A

b r e a k

A prolific platform for precision medicine MARION DORSCH, PhD Chief Scientific Officer

Cancer is a genetic disease that evolves and becomes more elusive Cancer is a disease driven b enomic a errations Cancer evolves over time with new molecular chan es Tumors and their microenvironments are inherentlb complex 70

Blueprint Medicines is built to tackle the challenges of treating cancer

TRANSFORMATIVE BENEFIT	• **Deep biological knowledge** to identify areas of transformative potential • Ability to design **highly selective medicines** against challenging profiles
URGENCY	• Streamlined discovery approach enabled by a **proprietary library** • **Integrated research capability** to rapidly adapt to evolving insights
EFFICIENCY	• Research portfolio driven by programs with **high probability of success** • **Early go/no-go decisions** with a gated, data-driven operating model

blueprint MEDICINES | R&D DAY 2019
71

A simple, reliable and reproducible approach to designing targeted therapies

PROPRIETARY COMPOUND LIBRARY

- Unique collection of small molecule kinase inhibitors
- High-quality chemistry starting points
- Tools to uncover novel targets and biology



DEEP BIOLOGICAL INSIGHTS

- New insights into the biology of kinases as disease drivers
- Identification of new drug targets from Kinases of Unknown Biology (KUBs)

HIGHLY SELECTIVE AND POTENT KINASE INHIBITOR DRUG CANDIDATES

blueprint MEDICINES | R&D DAY 2019

Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content.

72

Isolate selective starting points within our proprietary compound library

Rationally designed


Gatekeeper
"Selectivity" pocket
HINGE
To solvent

<1% overlap with 70M compounds in PubChem

Broad and deep kinome coverage


≥6 scaffolds
4-5 scaffolds
1-3 scaffolds

DESIGNED TO BALANCE NOVELTY, POTENCY, AND SELECTIVITY

SCREENED AGAINST A LARGE PANEL OF KINASES

ITERATIVE PROCESS

blueprint MEDICINES | R&D DAY 2019

Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content.

73

Accelerate the disco!er" process b" shortening the time to lead identification TRADI TI O NAL A PPRO ACH BLUEPRI N T MEDI CI NES ' ACCELER ATED APPRO ACH Target Target Librar" Prioriti#ed Hits Target-Specific Screen e g , HTS, kinase-directed, str ct re-based design, fragment-based screen Lead Hits ./ ./ ./ ./ No target-specific screen needed Annotation "ields prioriti#ed hits Prioriti#ed Hits F ll nderstanding of selecti!it" Informed optimi#ation Lead HTS, high thro ghp t screen 74

Refine selectivity against challenging targets by integrating data

PARALOGS WITH
HIGH DEGREE OF SIMILARITY
(DIFFERENCES SHOWN IN GREEN)


ATP
BINDING
POCKET


BIOCHEM/ X-RAY
MD/ FEP
CHEMISTRY/ SAR

- Structural bioinformatics
- Molecular Dynamics (MD)
- Free Energy Perturbations (FEP)
- Cheminformatics

blueprint MEDICINES | R&D DAY 2019
ATP, adenosine triphosphate.
75

A closely integrated discovery model enables sustainable innovation APPROACH DETECT INTERPRET ACT 76 INTEGRATED DISCOVERY & DEVELOPMENT Cli ical Ne( P#!d&c% De'el!"me%Pla i 9

Cancer is a genetic disease that evolves and becomes more elusive Cancer is a disease driven b enomic a errations Cancer evolves over time with new molecular chan es Tumors and their microenvironments are inherentlb complex 77

Rapidly drive to transformative outcomes in early clinical testing



Cancer is a disease driven by genomic aberrations

KIT D816V biochemical potency	IC_{50} 0.22 nM


avapritinib

PDGFRA D842V biochemical potency	IC_{50} 0.24 nM

ADVANCED SYSTEMIC MASTOCYTOSIS



Maximum reduction in serum tryptase[1]

PDGFRA D842-DRIVEN GIST


20
0
-20
-40
-60
-80
-100

Maximum reduction in target tumors[2]

blueprint MEDICINES | R&D DAY 2019

Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. 1. Data presented at the European Hematology Association Annual Meeting in June 2019. Data cutoff date: January 2, 2019. 2. Data presented at ASCO 2019 Annual Meeting on June 1, 2019. Data cutoff date: November 16, 2018.

78

Leverage clinical insights to enable next generation inhibitors




BLU-263

EQUIVALENT POTENCY

IMPROVED SELECTIVITY

LOWER CNS PENETRATION

Cancer is a disease driven by genomic aberrations

Biochemical potency (IC_{50}, nM)

Compound	KIT D816V	PDGFRA D842V	KIT V560G/D816V
BLU-263	0.2	0.3	0.1
Avapritinib	0.22	0.24	0.1

blueprint MEDICINES | R&D DAY 2019

Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content.

79

Predict and prevent resistance prospectively



Cancer evolves over time with new molecular changes


pralsetinib


MTC patient with germline RET V804M
Sum of Target Lesions (mm)
150
100
50
0
C1D1
C5D1
C9D1
C13D1
C17D1
Cycle

Ongoing PR >19 months

Biochemical potency (IC_{50}, nM)

WT RET	CCDC6-RET	M918T	RET V804L	RET V804M
0.4 nM	0.4 nM	0.4 nM	0.3 nM	0.4 nM

blueprint MEDICINES | R&D DAY 2019

Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. PR, partial response.

80

Navigate challenging target profiles to tackle tumor evolution EGFR+ NSCLC treatment paradigm Osimertinib 2L EGFR inhibitor Cancer evolves over time with new molecular changes CNS activit! 81 OPTIMAL PROFILE Potenc! against activating and resistance mutants Selectivit! over ild-t!pe EGFR Enabled for ln"e oga"e mechani!m! "o iden"if% " an!fo ma"i$e combina"ion oppo "#ni"ie! CLINICAL PROOF-OF-CONCEPT DATA1 HUMANIZED PRECLINICAL MODEL Ac#i$i#% !f fi"!ga#i ib i FGF19+ HCC 100 PRE-TREATMENT 80 60 40 20 0 POST-TREATMENT WITH FISOGATINIB Tumors and their microenvironments are inherently complex -20 -40 lnc ea!ed T-cell infil" a"ion -60 -80 -100 82 1 Data presented at ILCA annual meeting in September 2017. Data cutoff date: August 18, 2017. Plan "o ini"ia"e combina"ion " ial of fi!oga"inib and CS"one&! an"i-POL1 CS-1001 in 04 2019

Harness the immune s stem to attack complex tumors MAP4K1 IS A NEGATIVE REGULATOR OF T-CELL FUNCTION ZAP?O Tumors and their microenvironments are inherently complex MAP4K1 83 Hernadez, et al. Cell Reports, 2018. Grb2 Gads

Blueprint Medicines is built to tackle the challenges of treating cancer

TRANSFORMATIVE BENEFIT	• **Deep biological knowledge** to identify areas of transformative potential • Ability to design **highly selective medicines** against challenging profiles
URGENCY	• Streamlined discovery approach enabled by a **proprietary library** • **Integrated research capability** to rapidly adapt to evolving insights
EFFICIENCY	• Research portfolio driven by programs with **high probability of success** • **Early go/no-go decisions** with a gated, data-driven operating model

blueprint MEDICINES | R&D DAY 2019
84

Cont nued product v ty: planned research m lestones n 1H 2020 85

[LOGO]

Addressing tumor evolution in lung cancer TIM GUZI, PhD Senior Vice President, Chemistry L.O. v ng w th NSCLC

Lung cancer is a kinase-driven disease primed for targeted therapy

IDENTIFIABLE ONCOGENIC DRIVERS[1]



EGFR Sensitizing 17%
ALK 7%
KRAS 25%
Unknown Oncogenic Driver Detected 31%
EGFR Other 4%
MET 3%
> 1 Mutation 3%
HER2 2%
ROS1 2%
BRAF 2%
RET 2%
NTRK1 1%
PIK3CA 1%
MEK1 <1%

EVOLVING NSCLC TESTING PARADIGM

- ~70-80% of NSCLC patients are tested for EGFR and ALK alterations
- Reimbursement of NGS testing is improving (e.g., Medicare National Coverage Determination)
- Precedent exists for testing post-progression with osimertinib plasma-based companion diagnostic
- Plasma-based testing technology is increasingly comparable to tissue-based testing

LUNG CANCER REMAINS THE LEADING CAUSE OF CANCER DEATH GLOBALLY[2]

blueprint MEDICINES R&D DAY 2019

[1] Oncogenic drivers in lung adenocarcinoma. Lung Cancer Foundation of America website (www.lcfamerica.org). Accessed October 27, 2019.
[2] Key Statistics for Lung Cancer. American Cancer Society website (www.cancer.org). Accessed October 27, 2019.

88

T(!#% e)# ('i#" a"d 'h%ee a$$%#ache& f#% achie)i"g d(%ab e $a'ie"' be"efi' INITIAL ACTI VAT ING ONCOGENIC DRIVER INCREASING TUMOR MOLECULAR HETEROGENEITY SUR V I VAL OF RESIS TANT CLONES 89 1L TARGETED THERAPY Po enc# & selec i"i # essen ial for s!ccess COMBINATION SEQUENTIAL OPTIMIZED 1L

A closely integrated discovery model enables sustainable innovation APPROACH DETECT INTERPRET ACT 90 INTEGRATED DISCOVERY & DEVELOPMENT Cli ical Ne( P#!d&c% De'el!"me%Pla i 9

NSCLC patients with RET fusions have no highly effective treatment options



Pralsetinib: high kinome selectivity for RET



KIF5B-RET
Tumor Volume(mm³)
3000
2500
2000
1500
1000
500
0
0 2 4 6 8 10 12 14
Days after start of treatment
Cabozantinib-resistant
KIF5B-RET(V804L)
Tumor Volume(mm³)
2000
1500
1000
500
0
0 2 4 6 8 10 12 14
Days after start of treatment
Vehicle QD
cabozantinib 60 mg/kg QD
pralsetinib 3 mg/kg BID
pralsetinib 10 mg/kg BID
pralsetinib 30 mg/kg BID



RET+ NSCLC

- **Chemotherapy:** nonspecific, low response rates, significant toxicity
- **Checkpoint inhibition:** Preliminary evidence for lack of benefit in RET-altered NSCLC[1]
- **Multi-kinase inhibitors:** ↓ activity, ↑ off-target toxicity[2,3]
- Growing understanding of RET-driven resistance
- No selective RET inhibitors are approved

Kinome illustration reproduced courtesy of Cell Signaling Technology Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. [1] Mazieres, et al. JCO 2018. [2] Drillon, et al. Lancet 2017. [3] Yoh, et al. Lancet Respir Med 2017.

blueprint MEDICINES | R&D DAY 2019
91

Promising data supporting pralsetinib in RET+ NSCLC



BLU-667 Demonstrates Substantial Antitumor Activity in RET Fusion+ Advanced NSCLC
BLU-667 Starting Dose 400 mg QD
Maximum % Reduction from Baseline Sum of Diameters of Target Lesions
40
20
0
-20
-40
-60
-80
-100
Platinum-naive
Prior Platinum
• 5/7 (71%) treatment-naïve patients had confirmed PR
PRESENTED AT: 2019 ASCO ANNUAL MEETING
#ASCO19
PRESENTED BY: Justin F. Gainor
CI, confidence interval; CR, complete response; DCR, disease control rate (best response of SD or better); ORR, overall response rate; PD, progressive disease; PR, partial response; SD, stable disease. Patients enrolled by 14 Nov 18, data cut-off 28 Apr 19. Response-evaluable population includes patients with measurable disease at baseline and ≥1 evaluable post-treatment disease assessment, and excludes 4 patients who previously received ≥1 cycle of a selective RET inhibitor.
8

Best Response	All (N=48)	Prior Platinum (N=35)
ORR (95% CI)	58% (43–72)	60% (42–76)
CR*	1	1
PR*	27	20
SD	18	14
PD	2	-
DCR (95% CI)	96% (86–99)	100% (90–100)

* All responses are confirmed on two consecutive assessments as per RECIST 1.1.

Gainor, et al. ASCO, 2019.

blueprint MEDICINES | R&D DAY 2019 Data presented at ASCO Annual Meeting in June 2019. Data cutoff date: April 28, 2019. 92

Evidence of durable CNS activity with pralsetinib

Pralsetinib was active against intracranial metastases in the clinical setting



Baseline | Cycle 3, Day 1

- 52-year-old woman, RET fusion-positive NSCLC, prior platinum and checkpoint inhibitor
- Near-complete resolution of previously untreated target brain metastasis after 2 months of pralsetinib 400 mg QD
- Continues to receive treatment with ongoing confirmed PR (70% shrinkage) at 10+ months (data cut-off 16 Aug 19)

Images courtesy of Dr. Stephen Liu, Georgetown University, Washington, D.C.



Baseline | Cycle 3, Day 1

- 59-year-old man, RET fusion-positive NSCLC, prior platinum and checkpoint inhibitor
- Complete resolution of previously untreated nontarget brain metastasis after 2 months of pralsetinib 400 mg QD
- Continues to receive treatment with ongoing confirmed CR at 10+ months (data cut-off 16 Aug 19)

Images courtesy Dr. P Cassier Centre Leon Berard, Lyon, FR

Evans, et al. IASLC, 2019.

blueprint MEDICINES | R&D DAY 2019

Data presented at IASLC World Conference on Lung Cancer in September 2019. Data cutoff date: August 16, 2019.

93

Case reports h gh ght the potent a for comb nat on therap! th pra set n b Piotrowska, et al. IASLC, 2018. 94 Data presented at IASLC Wor d Conference on Lung Cancer n September 2018.

Pralsetinib is a potential best-in-class selective RET inhibitor and the cornerstone of our lung cancer portfolio

EQUIPOTENT INHIBITION
of RET fusions and mutations, including predicted gatekeeper resistance mutations

CLINICAL RESPONSES
in 2 of 4 patients previously treated with selpercatinib[1]

HIGH RESPONSE RATES AND DURABLE ACTIVITY
in NSCLC and MTC patients[1]

FDA BREAKTHROUGH THERAPY DESIGNATIONS
for NSCLC and MTC

STRONG ACTIVITY AGAINST BRAIN METASTASES
in patients with NSCLC[1]

WELL-TOLERATED WITH LOW DISCONTINUATION RATES
in advanced cancer populations[1]

blueprint MEDICINES | R&D DAY 2019

1. Data presented at ASCO Annual Meeting in June 2019. Data cutoff date: April 28, 2019.

95

A roadmap to transformative benefit by targeting the primary driver and predicted resistance mutations

PRALSETINIB

RET fusion+ NSCLC (starting dose 400 mg QD)[1]


40
20
0
-20
-40
-60
-80
-100
Platinum-naive
Prior Platinum

OSIMERTINIB

EGFR+ T790M NSCLC prior systemic therapy[2]


Best change from baseline in target lesion size (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
Complete response
Partial response
Stable disease
Progressive disease
Not evaluable

1 Data presented at ASCO Annual Meeting in June 2019. Includes NSCLC patients treated at the recommended Phase 2 dose of 400 mg QD and enrolled as of November 14, 2018 with follow-up through a data cutoff date of April 28, 2019. m, months. 2 The Lancet Oncology 2016 17, 1643-1652DOI: (10.1016/S1470-2045(16)30508-3).

blueprint MEDICINES | R&D DAY 2019 | 96

THERAPEUTIC AREA LEADERSHIP
With a cornerstone precision therapy, we can rapidly reinvest insights and realize efficiencies

First-in-class EGFR inhibitors

for treatment-resistant non-small cell lung cancer

blueprint MEDICINES | R&D DAY 2019
97

Emerging data show potential resistance profiles following first-line and second-line osimertinib treatment in EGFR+ NSCLC

Exon 19/L858R



EGFR+

ONCOGENIC DRIVER

+ C797S


C797S

CS

FOLLOWING 1L OSIMERTINIB

+ T790M and C797S


T790M
C797S

TMCS

FOLLOWING 2L OSIMERTINIB

blueprint MEDICINES | R&D DAY 2019

98

Our vision: optimized EGFR+ treatment regardless of prior therapy


T790M
C797S

1st generation EGFR TKI → Osimertinib → **Blueprint EGFR+ LRTMCS**

TKI, tyrosine kinase inhibitor.

blueprint MEDICINES | R&D DAY 2019
99

BLU4810 is a potent and selective EGFR+ TMCS inhibitor

POTENT AGAINST RESISTANT EGFR MUTANTS AND SELECTIVE OVER WILD-TYPE (WT) EGFR


BLU4810 biochem IC50
% inhibition
100
50
0
0.01
0.1
1
10
100
1000
10000
[BLU4810] (nM)
WT
LRTMCS
ΔEx19TMCS
LRTM

- Potent against double and triple EGFR resistant mutants
- Highly selective over wild-type EGFR
- Robust in vivo growth inhibition comparable to osimertinib

>IC90 COVERAGE FOR 12 HOURS


BLU4810 PKPD relationship
p-EGFR/GAPDH
normalized to vehicle
150
100
0
1
10
100
1000
10000
Plasma PK
Unbound plasma
pEGFR IC50 = 1.3 nM


100 mg/kg, BID
vehicle
2 hr
6 hr
12 hr
2hr
pEGFR
pERK
GAPDH

blueprint MEDICINES | R&D DAY 2019
100

BLU4810 is a potent and selective EGFR+ TMCS inhibitor

POTENT AGAINST RESISTANT EGFR MUTANTS AND SELECTIVE OVER WILD-TYPE (WT) EGFR



BLU4810 biochem IC50
% inhibition
100
50
0
0.01
0.1
1
10
100
1000
10000
[BLU4810] (nM)
WT
LRTMCS
ΔEx19TMCS
LRTM

- Potent against double and triple EGFR resistant mutants
- Highly selective over wild-type EGFR
- Robust in vivo growth inhibition comparable to osimertinib

TUMOR GROWTH INHIBITION IN EGFR+TM CDX MODEL



H1975 Tumor Volume [mm3]
Mean ± SEM
1000
500
0
0
5
10
15
Days after randomization
Vehicle
BLU4810, 100 mg/kg BID
Osimertinib, 5 mg/kg QD

blueprint medicines | R&D DAY 2019
101

Anti-tumor activity in a EGFR+ TMCS patient-derived tumor model

PDX MODEL RESISTANT TO ERLOTINIB AND OSIMERTINIB



Vehicle
Erlotinib, 50 mg/kg QD
Osimertinib, 5 mg/kg QD
Erlotinib + Osimertinib
PDX Tumor Volume [mm³]
Mean ± SEM
800
600
400
200
0
0
5
10
15
20
25
Days after randomization

TUMOR REGRESSION WITH 100 MG/KG BID DOSING OF BLU4810



Vehicle
BLU4810, 100 mg/kg BID
PDX Tumor Volume [mm³]
Mean ± SEM
300
200
100
0
0
5
10
15
20
25
Days after randomization

EGFR+ TMCS model from a patient who went through seven lines of therapy, including chemotherapy, erlotinib and osimertinib

blueprint MEDICINES | R&D DAY 2019
102

Our vision: optimi ed EGFR+ treatment regardless of prior therapy C797S Osimertinib Blueprint EGFR+ CS 103

EGFR+ CS series are potent, selecti e and brain penetrant 125 100 75 7650 EGFR+ b EGFR+ 650 WT b WT 50 25 0 0.01 1 100 10000 1000000 C"!ce!$#a$ "! (!M) $ $ Lead series sho! fa orable properties required for a best-in-class target product profile Preliminar# e"amples sho! good brain penetration 104% 1!h b $ "! BLU Gef $ ! BLU7 Gef $ ! Biochemical assa Cellular assa EGFR-"IC)%! nM# Selectivit over WT EGFR-"IC)%! nM# WT "IC)%! nM# Selectivit over WT Gefitinib 0.8 6x 1 10 10x Erlotinib 0.6 9x 4 85 3x Osimertinib 4 13x 3 139 5 x BLU+*)% "Series &# 0.7 50x 1 87 73x BLU)*(, "Series '# 0x 6 4 6 71x

Our vision: optimi ed EGFR+ treatment regardless of prior therapy 1st generation EGFR TKI Osimertinib Blueprint EGFR+ TMCS Osimertinib Blueprint EGFR+ CS Osimertinib Blueprint EGFR+ CS Blueprint EGFR+ TMCS TRANSFO RM AT I V E PREVENTIVE C O MB IN AT ION 105

We aim to bring our approach to delivering durable benefit to additional patient populations Durability Patient selection Tumor evolution HIGHLY SELECTIVE INHIBITORS Potent inhibition of genetic drivers leads to rapid and deep responses BIOMARKER DRIVEN ADAPTIVE ABILITY Research engine rapidly empowers solutions for acquired resistance Understanding of disease heterogeneity enables responder hypotheses 106

Cancer immunotherapy: a new frontier for kinase medicines KLAUS HOEFLICH, PhD Vi ce President, Biology

The impact of cancer immunotherapy spans several different treatment modalities and a breadth of indications

APPROVED CANCER IMMUNOTHERAPIES BY MECHANISM AND CANCER TYPE



14
7
4
5
2
5
2
2
2
2
1
1
Checkpoint inhibitors
Cytokines
Preventive vaccines
Therapeutic vaccines
CAR-T
Oncolytic virus
Cancer types

Modality	1st approval / Latest Approval
Checkpoint inhibitors	2011 (Melanoma) / 2019 (Breast)
Cytokines	1992 (Kidney) / 2011 (Melanoma)
Preventive vaccines	2009 (Cervical cancer) / 2014 (various)
Therapeutic vaccines	2010 (Prostate)
CAR-T	2017 (ALL) / 2018 (Lymphoma)
Oncolytic Virus	2015 (Melanoma)

TO DATE, NO SMALL MOLECULE CANCER IMMUNOTHERAPIES ARE APPROVED

blueprint MEDICINES | R&D DAY 2019
108

Kinase inhibition: A new approach to affecting anti-tumor immune response • Most immunotherapies today are biologics targeting surface targets • Targeting intracellular targets with selective small molecule inhibitors: - - Promotes exploration of novel modes of action Enhances opportunities for combinations with tumor-targeted agents and biologic immunotherapies Intracellular Target Opportunity • Targeting kinases to enhance immune response against cancer is an emerging field 109

Cancer immunotherapy complements our precision medicine strategy Kill tumor cells Activate the immune system M8 Turn off drivers Sensitize to immune attack Tumor detection Tumor killing 110

A strategic collaboration to transform the field of cancer immunotherapy

Robust kinase research platform and development capabilities

Cancer immunotherapy expertise, assets and infrastructure

2016: EXPLORE COMPELLING TARGETS

- **Goal:** Explore a range of immunokinase targets to advance cancer immunotherapy
  - Immediately actionable
  - Novel via cell-based phenotypic screens
- Interrogate and validate with genetic and tool compound approaches

2019: PROGRESS TOWARDS THE CLINIC

- **Achieved:** 4 targets selected focusing on distinct and complementary immune mechanisms
  - Activate effector cells
  - Prime immune response
  - Tumor cell killing
  - Prevent evasion from immune detection

R&D DAY 2019

Blueprint Medicines has U.S. commercial rights for up to two programs. Roche has worldwide commercialization rights for up to two programs and ex-U.S. commercialization rights for up to two programs.

111

Novel screens identify actionable kinase targets for cancer immunotherapy



Blue: Covered kinases.
Red: Kinases not covered

Blueprint tool compound set



IO functional screens

Tumor-T cell co-culture screens

T cell exhaustion screen

Antigen presentation enhancement screen



PHENOTYPE(S)
LITERATURE
TARGET ENRICHMENT

Target deconvolution



TCB Killing
Tumor Killing
10.0
7.5
5.0
2.5
0.0
Cas9 control
Kinase KO
TCB (nM)
0.1
0.5
1
2
72h

Target validation

TWO KINASE DISCOVERY PROGRAMS HAVE ORIGINATED FROM CELL-BASED PHENOTYPIC SCREENS WITHIN THE ROCHE COLLABORATION

blueprint MEDICINES | R&D DAY 2019

Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com)(CSTI). The foregoing website is maintained by CSTI and Blueprint Medicines is not responsible for its content. Cpd; compound; DMSO, dimethyl sulfoxide; IO, immunotherapy; TCB, T-cell bispecific antibody

112

Our scientific platform enables us to e!plore ne kinase biolog", iNNO VATiON representing even larger opportunities to impact patient care immunokinase inhibitor 113 MAP4K1 is a collaboration target under the cancer immunotherap" collaboration ith Roche.

MAP4K1 is a negative regulator of T cell function



CD4
TCR
CD3
Activation
Recruitment
Attenuation
LCK
ZAP70
SLP-76
LAT
PLCγ
DAG+IP3
AP-1
NF-κB
NF-AT
MAP4K1
S376
SLP-76
LAT
14-3-3
P
SLP-76
LAT
IL-2, IFNγ, proliferation
Gene transcription

- MAP4K1 is a SER/THR kinase selectively expressed in DCs, T- and B-cells
- Negatively regulates TCR and BCR signaling, DC maturation
- MAP4K1$^{-/-}$ or MAP4K1$^{KD/KD}$ mice exhibit enhanced tumor immunity

blueprint MEDICINES | R&D DAY 2019

J. Exp. Med. (2007) 2004: 681-91. Cancer Immunol Immunother (2010) 59: 419-29. Cell Reports 2018; 25(1):80-94.
BCR, B cell receptor; DC, dendritic cell; IO, immunotherapy; Ser, serine; TCR, T cell receptor; Thr, threonine.

114

Our platform has enabled design of potent and selective MAP4K1 inhibitors



Multiple lead series identified directly from our library



Structural insights and kinase expertise to optimize for potency and selectivity



Deep and systematic biology interrogation uncovered key off-target insights (undisclosed)


Human T cells
IL-2 (pg/ml)
15000
10000
5000
0
0
10
30
100
300
compound concentration (nM)

CD3/28 stimulated

Minimal off-target activity
Robust T cell activation

- Sub-nanomolar potency for MAP4K1
- 100-1000x selectivity for MAP4K1 vs. anti-targets
- Favorable pharmacokinetic and physicochemical properties

blueprint MEDICINES | R&D DAY 2019

Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com)(CSTI). The foregoing website is maintained by CSTI and Blueprint Medicines is not responsible for its content.

115

MAP4K1 exhibits immune-dependent anti-tumor activity in multiple syngeneic models via an immune-dependent mechanism



MOUSE SARCOMA
Immunocompromised mice
Tumor Volume [mm3]
Mean ± SEM
days after randomization
1500
1000
500
0
5
10
15
MOUSE COLON
800
600
400
200
8
10
14
16
18
Days
Vehicle
BLU2069 10mg/kg BID
Anti-PDL1 10mg/kg
BLU2069 10mg/kg BID + Anti-PDL1

blueprint medicines | R&D DAY 2019

BID, twice daily dosing.

116

MAP4K1 inhibition enhances T cells responses and cytokines

<u>Key findings</u>

- Increased frequency of $CD8^+$ TILS with single agent treatment
- Enhanced cytokines in plasma of combo treated mice
- Immune-phenotype is in line with MAP4K1 KI mouse

Flow cytometry analysis of tumor infiltrating lymphocytes


Tumor CD4+ T cells
% of CD45+ cells
50
40
30
20
10
0
**
Vehicle
BLU2069
anti-PDL-1
Combo
Tumor CD8+ T cells
% of CD45+cells
30
20
10
0
***
***
Vehicle
BLU2069
anti-PDL-1
Combo


Cytotoxic effector genes
Normalized RNA counts
2500
2000
1500
1000
500
0
**
*
**
**
Gzma
Gzmb
Gzme
Prf1
Treatment
BLU2069
Vehicle

blueprint MEDICINES | R&D DAY 2019
117

MAP4K1 inhibition induces stronger tumor T cell responses than anti-PD-L1

Differentially expressed gene overlap



αPDL1
(3)
BLU2069 (86)
Combo (165)

Differential expression (BLU2069/vehicle)



Prf1
Gzma
Gzme
Gzmb
Adjusted P=0.05
-Log10 (P adj)
Log2 (fold change in gene expression)
4
3
2
1
0
-1
0
1
2
3

Differential expression (Anti-PD-L1/vehicle)



Adjusted P=0.05
Gzma
Prf1
Gzme
Gzmb
-Log10 (P adj)
Log2 (fold change in gene expression)
1.5
1.0
0.5
0.0
-1.0
-0.5
0.0
0.5
1.0

Significantly differentially expressed genes in red

blueprint MEDICINES | R&D DAY 2019
118

MAP4K1 increases cytokine production from both blood and tumor infiltrating lymphocytes derived from lung adenocarcinoma patient

Tumor & blood collected from lung cancer patient

Tumor dissociated into a single cell suspension and PBMCs isolated from the blood

Dissociated TILs and PBMCs cultured ex vivo for 24 hours with anti-CD3/CD28 stimulation +/- MAP4K1 inhibitor

Cytokines measured in the culture supernatants by MSD


IFN-γ production TIL[1]
IFN-γ (pg/ml)
800
600
400
200
0
-
basal
-
3nM
10nM
30nM
100nM
stimulated[2]


IFN-γ production PBMC
IFN-γ (pg/ml)
800
600
400
200
0
-
basal
-
3nM
10nM
30nM
100nM
stimulated[2]


IL-2 production TIL[1]
IL-2 (pg/ml)
150
100
50
0
-
basal
-
3nM
10nM
30nM
100nM
stimulated[2]


IL-2 production PBMC
IL-2 (pg/ml)
800
600
400
200
0
-
basal
-
3nM
10nM
30nM
100nM
stimulated[2]

[1] TIL, tumor infiltrating lymphocytes. [2] CD3/28 stimulated. PBMC, peripheral blood mononuclear cells.

blueprint medicines | R&D DAY 2019
119

Unique and diverse portfolio of novel cancer immunotherapy targets

- MAP4K1 path to development candidate is representative of the broader undisclosed cancer immunotherapy portfolio under the Roche collaboration
  - ▶ Plan to nominate potential first-in-class MAP4K1 development candidate in 1H 2020
- Collaboration has contributed to the diversification and expansion of Blueprint Medicines' portfolio derived from our platform

blueprint MEDICINES | R&D DAY 2019 120

O+*$&&# &( *!e +*+(e HIGH SUCCESS RATE - EFFICIENCY - PLATFORM EXPANSION 121 GIST 'a*"e%* ,")"* @ B$+e'("%* Med"c"%e), 2019.

Q & A

Jeff Albers r e m a r k s Chief Executive Officer

Third quarter 2019 financial results

Balance Sheet	September 30, 2019*	December 31, 2018
Cash, Cash Equivalents and Investments	$594.5M	$494.0M

Statement of Operations	Three Months Ended September 30,	
	2019*	2018*
Collaboration Revenue	$9.1M	$1.1M
Research & Development Expenses	$81.5M	$64.6M
General & Administrative Expenses	$25.6M	$12.0M
Net Loss	$(94.3)M	$(72.7)M

BASED ON CURRENT OPERATING PLANS,
EXPECT EXISTING CASH BALANCE WILL FUND OPERATIONS INTO THE SECOND HALF OF 2021**

* Unaudited
** Includes $25.0 million upfront cash payment from Clementia and $8.0 million research milestone achieved in the fourth quarter of 2019 under the Roche collaboration but excludes any additional potential option fees, milestone payments or other payments from Roche, CStone or Clementia.

blueprint MEDICINES | R&D DAY 2019 124

We are pursuing a highly attractive set of opportunities across our portfolio

GIST Opportunity


PDGFRA
4L
3L
2L

SM Opportunity


Advanced SM
Indolent SM

RET Opportunity


NSCLC
MTC
Other tumors

blueprint MEDICINES | R&D DAY 2019 Figures are illustrative.

125

	DISCOVERY	EARLY-STAGE DEVELOPMENT	LATE-STAGE DEVELOPMENT	REGULATORY SUBMISSION	APPROVED
Avapritinib (KIT & PDGFRA)	PDGFRA GIST[1,2]			NDA / MAA	
	4L GIST[1,2]			NDA / MAA	
	3L GIST[1,2]			NDA	
	2L GIST[1,2]				
	Advanced SM[2]			NDA	
	Indolent SM[2]				
Pralsetinib, formerly BLU-667 (RET)	2L RET+ NSCLC[1,2]			NDA	
	1L RET+ NSCLC[1,2]				
	EGFR+ NSCLC (+osimertinib)[1,2]				
	2L MTC[1,2]			NDA	
	Other RET-altered solid tumors[1,2]				
Fisogatinib, formerly BLU-554 (FGFR4)	Advanced HCC[2]				
	Advanced HCC (+CS-1001)[2]				
BLU-263 (KIT)	Indolent SM				
(EGFR+ C797S double mutant)	EGFR+ NSCLC[1]				
(EGFR+ T790M/C797S triple mutant)	EGFR+ NSCLC[1]				
(2 undisclosed targets)					
(MAP4K1)[3]					
(3 undisclosed immunokinase targets)[3]					

ongoing or completed planned

1. Unresectable or metastatic disease. 2. CStone Pharmaceuticals has exclusive rights to develop and commercialize avapritinib, pralsetinib and fisogatinib in Mainland China, Hong Kong, Macau and Taiwan. Blueprint Medicines retains all rights in the rest of the world. 3. In collaboration with Roche. Blueprint Medicines has U.S. commercial rights for up to two programs. Roche has worldwide commercialization rights for up to two programs and ex-U.S. commercialization rights for up to two programs.
1L, first-line; 2L, second-line; 3L, third-line; 4L, fourth-line; FOP, fibrodysplasia ossificans progressiva; GIST, gastrointestinal stromal tumors; HCC, hepatocellular carcinoma; MTC, medullary thyroid cancer; NSCLC, non-small cell lung cancer.

blueprint MEDICINES R&D DAY 2019 126

thank you